SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 23, 2009

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 23, 2009, Valley National Bancorp (“Valley” or the “Company”) issued a press release reporting 2009 second quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99.

The information disclosed in this Item 2.02 shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Valley’s 2009 second quarter press release contains certain supplemental financial information, described in the Notes to Selected Financial Data included in Exhibit 99, which has been determined by methods other than Generally Accepted Accounting Principles (“GAAP”). Management internally reviews each of these non-GAAP financial measures to evaluate performance on a comparative period to period basis. Management believes these non-GAAP financial measures provide information useful to investors in understanding Valley’s financial results, the impact of such non-GAAP financial measures on Valley’s operating results and financial condition.

Item 9.01	Financial Statements and Exhibits.

Exhibit

99	Press Release dated July 23, 2009

The Press Release disclosed in this Item 9.01 as Exhibit 99 shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2009	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)